UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:  9/30/14

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

September 30, 2014

Altegris Futures Evolution Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

SUB-ADVISED BY
DoubleLine Capital LP
333 South Grand Avenue
Suite 1800
Los Angeles, CA 90071

888.524.9441

www.altegris.com/mutualfunds

Altegris Futures Evolution Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending September 30, 2014

(Unaudited)

Dear Investor:

Market and Fund Performance Summary

The past few years have undoubtedly been difficult for trend-following oriented managed futures managers, due in part to the coordinated decision-making of global central banks in the aftermath of the 2008 credit crisis. These coordinated efforts led to steadily contracting volatility across financial markets and high cross-market correlations – the opposite of what managed futures managers and their programs look for in order to thrive. However, this year we began to see increased divergence in monetary policy across the globe. European Central Bank President Mario Draghi cut interest rates and announced an asset buying program to stimulate the sluggish European economy. At the same time, the US Federal Reserve has ended its asset buying program and is considering when, not if, to raise interest rates. This decoupling of central bank policy has resulted in a sharp decline of cross-market correlations, sustained trends across a variety of sectors toward the fiscal year-end and a much-welcomed return to “normalcy” for trend-based managed futures managers.

As shown in Figure 1, the Altegris Futures Evolution Strategy Fund’s Class A (at NAV), Class C, Class I and Class N shares delivered returns over the 12-month period of 17.79%, 16.82%, 17.96% and 17.69%, respectively. Meanwhile, the Bank of America Merrill Lynch 3-Month T-Bill Index (“BofA ML”), Altegris 40 Index®, Morningstar Managed Futures Category and S&P 500 Total Return Index (“S&P 500 TR”) returned 0.05%, 10.03%, 6.42% and 19.73%, respectively. The Fund’s net assets totaled approximately $283 million as of September 30, 2014.

Figure 1: Altegris Futures Evolution Strategy Fund Performance Review

October 1, 2013 – September 30, 2014

	Annualized		Quarterly Returns
		Since	Q3	Q2	Q1	Q4
	1-Year	Inception*	2014	2014	2014	2013
Class A (NAV)	17.79%	3.30%	3.56%	6.54%	0.96%	5.74%
Class A (max load)**	11.06%	1.23%	-2.36%	0.38%	-4.83%	-0.29%
Class C (NAV)	16.82%	2.29%	3.31%	6.31%	0.74%	5.59%
Class I (NAV)	17.96%	3.54%	3.53%	6.60%	1.04%	5.80%
Class N (NAV)	17.69%	3.27%	3.57%	6.55%	0.86%	5.74%
BofA ML 3-Month T-Bill Index	0.05%	0.07%	0.01%	0.01%	0.01%	0.02%
Altegris 40 Index®	10.03%	-0.15%	4.94%	4.23%	-3.26%	4.00%
Morningstar Managed Futures Category	6.42%	-1.68%	3.72%	1.57%	-2.16%	3.25%
S&P 500 TR Index	19.73%	19.39%	1.13%	5.23%	1.81%	10.51%

*	The inception date of Class A, Class I and Class N is 10/31/11; the inception date of Class C is 02/16/12.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

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The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.06% for Class A, 2.81% for Class C, 1.81% for Class I and 2.06% for Class N, per the Fund’s prospectus dated January 28, 2014, as supplemented October 16, 2014.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular Fund. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital.

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (CTA) with assets under management of $24.1 billion as of September 30, 2014, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $640 million in assets as of September 1, 2014. Both programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes. Allocation changes were made to the portfolio during the period under review, as the Fund reduced its managed futures exposure to Winton from 82% to 80% and increased its managed futures exposure to ISAM from 18% to 20% given our increased conviction in ISAM’s ability to generate returns in the market environment ahead (Figure 2).

Figure 2: Futures Exposure by Manager | As of September 30, 2014

2

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration and Opportunistic Income – that are actively managed by DoubleLine Capital, a fixed income investment specialist based in Los Angeles with assets under management of $55.8 billion as of September 30, 2014. By the end of the period, investments in fixed income securities actively managed by DoubleLine represented approximately 72% of Fund assets. Over the 12-month period we reduced the Core Fixed Income allocation from 77% to 50% and increased allocations of Low Duration from 16% to 30% and Opportunistic Income from 7% to 20%, all in a continued effort to further reduce portfolio duration and increase portfolio yield (Figure 3).

Figure 3: Fixed Income Sub-Strategy Allocation | As of September 30, 2014

The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine Capital LP.

Fund Performance Drivers

The Fund was able to generate substantial gains from both long and short positions across multiple futures sectors, which is the attribution profile we strive to achieve – the ability to make gains across multiple market sectors, both long and short, in an environment where volatility is increasing and markets are beginning to move independently of each other.

Long fixed income futures positions performed the best over the period, as strong trends across global fixed income markets drove gains – particularly in the latter part of the fiscal year. Of particular note were long European fixed income positions, which performed particularly well over the last two quarters of the period as the European economy slowed and fears of renewed European debt problems grew. As a result, the portfolio substantially increased its fixed income exposure throughout the period - particularly to foreign bonds - while reducing exposure to domestic sovereign debt on a relative basis. Long stock

3

index futures positions also generated strong returns - particularly in Q4 2013 - and continued to benefit from a trend that has persisted with very few setbacks over the past couple of years but has diminished marginally toward the end of the period. The Fund was also able to capture gains in FX, primarily capitalizing on the tail end of currency trends in 2013, such as being short the Japanese yen. Commodities were the only asset class to detract from the Fund given the relative choppiness across a majority of commodity sectors for the first three quarters of the fiscal period. The good news is that over Q3 2014, we witnessed some signs of a return to fundamentals in commodity markets – a very positive sign for increased trends in commodity contracts.

Figure 4: Futures Performance Attribution by Sector | October 1, 2013 – September 30, 2014

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined.

With regard to manager attribution, Winton attributed 7.83% to Fund performance for the period, with gains driven by long fixed income and long stock index futures positions. Winton is a longer-term trend-following manager with a focus in financial futures. They are a cautious, “slow turner,” which means they are generally slower to add positions as a trend begins to emerge. This caution has paid off since the inception of the Fund, as the environment for trend following managed futures has been far from ideal.

ISAM attributed 5.36% to Fund performance for the period, an impressive figure given its significantly smaller allocation within the managed futures portion of the Fund. ISAM was a meaningful underperformer over the last two years as its models are “quicker-turning” (e.g., likely to build a position in emerging trends faster than its peers) and biased towards commodity futures, which have exhibited few sustained trends. Over a period in which commodity volatility remained quite low, ISAM’s systems

4

were able to quickly identify trends in these markets and earn strong profits as these trends extended toward the end of the period under review.

DoubleLine generated positive attribution of 4.60% for the period and achieved positive returns across all of the fixed income sectors it trades. Gains were strongest in the agency mortgage-backed sector, as prepayments materially declined over the period (an increase in prepayments would decrease the price of these bonds), offering little incentive for homeowners to refinance. Continued home price appreciation and improvement in borrower fundamentals also contributed to returns in the non-agency mortgage sector. Investment grade corporate bonds and emerging markets were additional significant contributors to DoubleLine’s performance as credit spreads tightened and interest rates declined materially over the final three quarters of the period.

Figure 5: Performance Attribution by Manager | October 1, 2013 – September 30, 2014

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

We firmly believe now is the time to diversify a traditional 60/40 allocation by allocating to divergent strategies such as managed futures. First, we have already seen the decoupling of central bank policy and expect this to continue into the future, creating improved trading opportunities. Second, the technicals look better. Global volatility is rising, which has historically benefited managed futures strategies.1 Trends in sectors other than equities and fixed income are beginning to show some persistence, creating opportunities for managed futures managers including Winton and ISAM – something we expect to continue with the end of QE. Lastly, we are seeing some signs of a return to fundamentals in commodity markets – a very positive sign for increased trends in commodity contracts. We aren’t calling for a crisis, which is sometimes a catalyst for massive outperformance in managed futures. But we are looking for the

[1]	Is the Trend Your Friend, White Paper, Altegris.

5

beginning of a Fed tightening cycle along with supportive technical factors and expanding opportunity sets in commodities to be the sparks that may ignite a fire under the status quo of investor complacency.

We thank you for investing in the Altegris Futures Evolution Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Matt Osborne	Eric Bundonis, CFA
Executive Vice President	Director of Research and Investments
Co-Portfolio Manager	Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

The Morningstar Managed Futures Category is comprised of funds that typically take long and short positions in futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. A majority of these funds follow trend-following, price-momentum strategies. Other strategies included are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. The Altegris Futures Evolution Strategy Fund includes an actively managed fixed income strategy not utilized by the majority of the funds in the category, which may make the comparison less meaningful.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1410-NLD-11/11/2014

6

Altegris Futures Evolution Strategy Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the periods ending September 30, 2014, compared to its benchmark:

		Annualized	Annualized
		Since Inception	Since Inception
	One Year	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	17.79%	N/A	3.30%
Altegris Futures Evolution Strategy Fund - Class A with load **	11.06%	N/A	1.23%
Altegris Futures Evolution Strategy Fund - Class C	16.82%	2.29%	N/A
Altegris Futures Evolution Strategy Fund - Class I	17.96%	N/A	3.54%
Altegris Futures Evolution Strategy Fund - Class N	17.69%	N/A	3.27%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.05%	0.08%	0.07%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual opertaing expense ratios, before any fee waivers, are 2.06%, 2.81%, 1.81% and 2.06% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated January 28, 2014. Class A shares are subject to a sales charge imposed on purchase of 5.75%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– September 30, 2014

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment	% of Net Assets
Bonds & Notes
Mortgage Backed Securities	33.4%
Asset Backed Securities	9.0%
Government	7.4%
Financial	4.7%
Consumer, Non-cyclical	2.2%
Communications	1.8%
Energy	1.7%
Industrial	1.1%
Basic Materials	1.0%
Consumer, Cyclical	0.8%
Utilities	0.6%
Technology	0.3%
Structured Note	6.7%
Unaffiliated Trading Companies	5.8%
Other, Cash & Cash Equivalents	23.5%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

7

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares				Value
	INVESTMENTS - 76.5%
	UNAFFILIATED TRADING COMPANIES - 5.8%
49,407	ISAM Systematic Program Class ISAM (a,b) *			$3,191,029
104,220	Winton Diversified Trading Program Class WNTN (a,b) *			13,341,285
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $14,438,884)			16,532,314

Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 6.7%
13,000,000	Barclays Bank PLC Linked Note (a,b) *		1/28/2015	18,924,108
	(Cost - $13,000,000)

		Yield
	BONDS & NOTES - 64.0%
	AEROSPACE / DEFENSE - 0.1%
150,000	Boeing Co.	3.7500%	11/20/2016	158,846
53,000	Boeing Co.	6.8750	3/15/2039	74,494
45,000	TransDigm, Inc. (c)	6.0000	7/15/2022	44,438
60,000	United Technologies Corp.	3.1000	6/1/2022	59,967
				337,745
	AGRICULTURE - 0.1%
180,000	Altria Group, Inc.	2.8500	8/9/2022	172,410

	AIRLINES - 0.2%
200,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.	8.3750	5/10/2020	212,000
200,000	Gol LuxCo SA (c)	8.8750	1/24/2022	196,600
50,000	Southwest Airlines Co.	5.1250	3/1/2017	53,966
152,000	Southwest Airlines Co.	5.7500	12/15/2016	166,133
				628,699
	AUTO MANUFACTURERS - 0.2%
150,000	Daimler Finance North America LLC. (c)	1.4500	8/1/2016	151,121
125,000	Ford Motor Co.	7.4500	7/16/2031	165,041
135,000	Toyota Motor Credit Corp.	1.7500	5/22/2017	136,697
				452,859
	AUTO PARTS & EQUIPMENT - 0.0%
25,000	American Axle & Manufacturing, Inc.	6.6250	10/15/2022	26,312
65,000	Delphi Automotive Systems Corp.	4.1500	3/15/2024	66,309
40,000	Goodyear Tire & Rubber Co.	7.0000	5/15/2022	42,850
				135,471
	BANKS - 3.1%
300,000	Agromercantil Senior Trust (c)	6.2500	4/10/2019	311,625
100,000	Australia & New Zealand Banking Group Ltd. (c)	3.2500	3/1/2016	103,576
150,000	Australia & New Zealand Banking Group Ltd. (c)	4.8750	1/12/2021	167,864
200,000	Banco Davivienda SA	2.9500	1/29/2018	199,500
300,000	Banco de Chile	6.2500	6/15/2016	323,055
200,000	Banco de Costa Rica	5.2500	8/12/2018	204,000
100,000	Banco de Credito del Peru (c)	2.7500	1/9/2018	100,000
200,000	Banco de Credito del Peru/Panama	5.3750	9/16/2020	215,500
300,000	Banco do Brasil SA/Cayman (c,d)	9.0000	Perpetual	291,030
100,000	Banco GNB Sudameris SA	3.8750	5/2/2018	98,250
250,000	Banco GNB Sudameris SA	7.5000	7/30/2022	270,913
200,000	Banco Internacional del Peru SAA	5.7500	10/7/2020	215,500

See accompanying notes to consolidated financial statements.

8

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	BANKS - 3.1% (continued)
400,000	Banco Internacional del Peru SAA (d)	8.5000%	4/23/2070	$451,500
150,000	Banco Mercantil del Norte SA (d)	6.8620	10/13/2021	159,563
200,000	Banco Nacional de Costa Rica	6.2500	11/1/2023	200,500
200,000	Banco Nal Costa Rica	4.8750	11/1/2018	201,500
350,000	Banco Regional SAECA	8.1250	1/24/2019	384,000
200,000	Banco Santander Chile (d)	1.8336	1/19/2016	202,000
50,000	Bancolombia SA	6.1250	7/26/2020	53,750
260,000	Bank of America Corp.	2.0000	1/11/2018	258,869
150,000	Bank of Montreal	1.3000	7/15/2016	151,208
170,000	Bank of Montreal	1.4000	9/11/2017	170,273
125,000	Bank of Nova Scotia	2.5500	1/12/2017	128,849
45,000	BB&T Corp.	2.1500	3/22/2017	45,732
90,000	BB&T Corp.	2.2500	2/1/2019	90,102
100,000	BB&T Corp.	3.2000	3/15/2016	103,387
300,000	BBVA Bancomer SA/Grand Cayman (d)	6.0080	5/17/2022	312,000
150,000	Citigroup, Inc.	1.3500	3/10/2017	149,500
125,000	Citigroup, Inc.	1.7500	5/1/2018	123,253
200,000	Corpbanca SA	3.1250	1/15/2018	200,410
250,000	CorpGroup Banking SA	6.7500	3/15/2023	249,562
400,000	DBS Bank Ltd. (d)	0.8436	7/15/2021	393,400
200,000	Global Bank Corp.	4.7500	10/5/2017	206,000
125,000	Goldman Sachs Group, Inc.	5.7500	10/1/2016	135,728
75,000	Goldman Sachs Group, Inc.	5.7500	1/24/2022	85,288
135,000	JPMorgan Chase & Co.	3.1500	7/5/2016	139,719
170,000	JPMorgan Chase & Co.	3.6250	5/13/2024	168,866
100,000	Korea Development Bank	3.2500	3/9/2016	102,992
150,000	Korea Development Bank	4.3750	8/10/2015	154,578
150,000	Morgan Stanley	1.7500	2/25/2016	151,600
90,000	Morgan Stanley	3.7500	2/25/2023	89,883
100,000	National Australia Bank Ltd. (c)	3.0000	7/27/2016	103,734
100,000	Oversea-Chinese Banking	4.2500	11/18/2019	100,381
135,000	PNC Funding Corp.	2.7000	9/19/2016	139,303
75,000	PNC Funding Corp.	3.3000	3/8/2022	75,400
135,000	Wells Fargo & Co.	2.1000	5/8/2017	137,683
165,000	Wells Fargo & Co.	4.6000	4/1/2021	180,700
160,000	Westpac Banking Corp.	2.0000	8/14/2017	162,396
				8,664,422
	BEVERAGES - 0.2%
150,000	Ajecorp BV	6.5000	5/14/2022	136,575
135,000	Anheuser-Bush InBev Worldwide, Inc.	1.3750	7/15/2017	134,820
70,000	Coca-Cola Co.	1.8000	9/1/2016	71,382
189,000	Diageo Capital PLC	1.5000	5/11/2017	189,946
				532,723
	BIOTECHNOLOGY - 0.2%
150,000	Amgen, Inc.	2.1250	5/15/2017	152,672
150,000	Gilead Sciences, Inc.	3.0500	12/1/2016	156,251
115,000	Gilead Sciences, Inc.	3.7000	4/1/2024	117,466
				426,389

See accompanying notes to consolidated financial statements.

9

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	BUILDING MATERIALS - 0.4%
200,000	Cemex SAB de CV (c)	5.7000%	1/11/2025	$192,700
200,000	Cemex SAB de CV (d)	4.9836	10/15/2018	212,000
200,000	Cemax Finance LLC	6.0000	4/1/2024	199,940
400,000	Grupo Cementos de Chihuahua SAB de CV	6.5000	7/9/2021	432,000
40,000	Louisiana-Pacific Corp.	7.5000	6/1/2020	42,600
				1,079,240
	CHEMICALS - 0.5%
25,000	Ashland, Inc.	4.7500	8/15/2022	24,375
150,000	Dow Chemical Co.	2.5000	2/15/2016	153,262
75,000	Dow Chemical Co.	3.0000	11/15/2022	72,329
200,000	Ecolab, Inc.	3.0000	12/8/2016	207,580
200,000	Grupo Idesa SA de CV	7.8750	12/18/2020	213,000
45,000	Hexion US Finance Corp.	6.6250	4/15/2020	45,225
200,000	LPG International, Inc.	7.2500	12/20/2015	212,500
200,000	Mexichem SAB de CV (c)	5.8750	9/17/2044	194,500
200,000	Sociedad Quimica y Minera de Chile SA	6.1250	4/15/2016	213,012
				1,335,783
	COLLATERALIZED MORTAGE OBLIGATIONS
	U.S. GOVERNMENT AGENCY - 7.0%
601,155	Fannie Mae REMICS 2005-2 S (d,e)	6.4455	2/25/2035	108,316
963,921	Fannie Mae REMICS 2006-119 PS (d,e)	6.5455	12/25/2036	162,162
1,275,159	Fannie Mae REMICS 2006-126 DS (d,e)	6.5455	1/25/2037	228,529
1,124,032	Fannie Mae REMICS 2006-99 AS (d,e)	6.4255	10/25/2036	204,019
815,228	Fannie Mae REMICS 2009-41 ZA (e)	4.5000	6/25/2039	862,905
1,095,636	Fannie Mae REMICS 2009-98 DZ (e)	4.5000	12/25/2039	1,163,425
635,154	Fannie Mae REMICS 2010-115 SE (d,e)	5.8455	10/25/2040	119,644
456,689	Fannie Mae REMICS 2010-134 CS (d,e)	6.5255	12/25/2025	70,702
456,689	Fannie Mae REMICS 2010-134 SE (d,e)	6.4955	12/25/2025	69,292
569,711	Fannie Mae REMICS 2010-142 SC (d,e)	6.4455	12/25/2040	118,102
217,057	Fannie Mae REMICS 2010-57 DP (e)	4.0000	8/25/2039	226,807
605,165	Fannie Mae REMICS 2010-76 ZK (e)	4.5000	7/25/2040	664,575
462,661	Fannie Mae REMICS 2011-111 EZ (e)	5.0000	11/25/2041	512,044
265,382	Fannie Mae REMICS 2011-18 UZ (e)	4.0000	3/25/2041	264,463
557,000	Fannie Mae REMICS 2011-74 KL (e)	5.0000	6/25/2040	618,427
1,469,566	Fannie Mae REMICS 2011-93 ES (d,e)	6.3455	9/25/2041	262,955
388,158	Fannie Mae REMICS 2013-115 NS (d,e)	11.5880	11/25/2043	404,802
817,320	Fannie Mae REMICS 2013-122 DS (d,e)	5.2146	7/25/2043	726,029
427,738	Fannie Mae REMICS 2013-6 ZH (d,e)	1.5000	2/25/2043	323,704
1,522,873	Fannie Mae REMICS 2013-74 YS (d,e)	5.7683	7/25/2043	1,220,720
864,533	Freddie Mac REMICS 2663 ZP (e)	5.0000	8/15/2033	945,047
293,936	Freddie Mac REMICS 2909 Z (d,e)	5.0000	12/15/2034	320,440
503,347	Freddie Mac REMICS 3257 SI (d,e)	6.1664	12/15/2036	84,800
1,981,575	Freddie Mac REMICS 3404 SA (d,e)	5.8464	1/15/2038	312,288
1,653,248	Freddie Mac REMICS 3753 SB (d,e)	5.8464	11/15/2040	303,194
739,572	Freddie Mac REMICS 3770 SP (d,e)	6.3464	11/15/2040	96,167
548,367	Freddie Mac REMICS 3818 JA (e)	4.5000	1/15/2040	582,458
975,123	Freddie Mac REMICS 3926 FS (d,e)	6.4264	9/15/2041	213,565
552,045	Freddie Mac REMICS 3957 DZ (d,e)	3.5000	11/15/2041	514,199
356,097	Freddie Mac REMICS 3957 HZ (d,e)	4.0000	11/15/2041	356,189
2,353,177	Freddie Mac REMICS 3984 DS (d,e)	5.7964	1/15/2042	359,951
960,769	Freddie Mac REMICS 4229 MS (d,e)	7.4312	7/15/2043	861,347
508,165	Freddie Mac REMICS 4259 GS (d,e)	11.5904	10/15/2043	526,917
203,687	Freddie Mac REMICS 4259 SJ (d,e)	11.5904	10/15/2043	206,986
1,722,816	Freddie Mac REMICS 4291 MS (d,e)	5.7464	1/15/2054	267,283
2,000,000	Freddie Mac REMICS 4391 MA (e)	3.0000	7/15/2040	2,027,500
2,065,984	Government National Mortgage Association 2013-119 TZ	3.0000	8/20/2043	1,756,760
838,230	Government National Mortgage Association 2013-120 GS (d)	5.2158	8/20/2043	759,532
841,003	Government National Mortgage Association 2013-148 DS (d)	5.5264	10/16/2043	132,656
2,592,564	Government National Mortgage Association 2013-188 MS (d)	5.3964	12/16/2043	383,416
1,877,804	Government National Mortgage Association 2014-95 CS (d)	6.0964	6/16/2044	334,730
				19,677,047

See accompanying notes to consolidated financial statements.

10

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 14.1%
505,000	Adjustable Rate Mortgage Trust 2005-2 6M2 (d)	1.1345%	6/25/2035	$440,432
928,303	Alternative Loan Trust 2004-28CB	5.5000	1/25/2035	961,065
464,969	Alternative Loan Trust 2007-22 2A16	6.5000	9/25/2037	378,229
1,625,000	American General Mortgage Loan Trust 2010-1A A3 (c,d)	5.6500	3/25/2058	1,666,382
472,062	Bank of America Funding 2006-3A1 Trust	5.7500	3/25/2036	442,927
527,818	Bank of America Funding 2012-R4 A Trust (c,d)	0.4165	3/4/2039	517,951
1,484,421	Bank of America Mortgage 2007-1 Trust 2007-1 2A17	6.0000	1/25/2037	1,424,223
364,417	Bear Stearns Asset Backed Securities I Trust 2004-AC2 2A	5.0000	5/25/2034	366,884
1,259,469	CHL Mortgage Pass-Through Trust 2007-12 A9	5.7500	8/25/2037	1,206,409
1,146,849	CHL Mortgage Pass-Through Trust 2007-5 A51	5.7500	5/25/2037	1,121,089
143,145	Citicorp Mortgage Securities Trust Series 2007-2 3A1	5.5000	2/25/2037	142,802
293,193	Citicorp Mortgage Securities Trust Series 2007-6 1A5	6.0000	7/25/2037	296,153
759,954	CitiMortgage Alternative Loan Trust Series 2007-A1 2A1	5.5000	1/25/2022	765,963
367,354	Credit Suisse First Boston Mortgage Securities Corp. 2005-8 1A3	5.2500	9/25/2035	359,207
928,406	CSMC Mortgage-Backed Trust 2006-7 1A3	5.0000	8/25/2036	819,771
542,888	CSMC Mortgage-Backed Trust 2006-9 2A1	5.5000	11/25/2036	536,544
832,397	CSMC Mortgage-Backed Trust 2007-1 5A14	6.0000	2/25/2037	748,622
76,620	CSMC Series 2009-13R 2A1 (c)	6.0000	1/26/2037	78,111
925,442	CSMC Series 2010-4R 3A17 (c,d)	6.5357	6/26/2037	880,466
1,000,000	CSMC Series 2011-5R 6A9 (c,d)	2.6570	11/27/2037	929,878
811,328	CSMC Trust 2013-3R 1A1 (c,d)	1.2850	4/27/2035	747,271
424,333	First Horizon Alternative Mortgage Securities Trust 2005-AA4 1A1 (d)	2.2644	5/25/2035	364,628
382,598	GSR Mortgage Loan Trust 2004-2F 14A1	5.5000	9/25/2019	389,578
2,224,128	GSR Mortgage Loan Trust 2006-2F 3A4	6.0000	2/25/2036	1,936,747
2,372,664	GSR Mortgage Loan Trust 2006-AR1 3A1 (d)	2.8730	1/25/2036	2,179,515
818,815	HomeBanc Mortgage Trust 2005-3 A1 (d)	0.3945	7/25/2035	754,112
201,063	JP Morgan Mortgage Trust 2007-S1 1A1	5.0000	3/25/2022	200,564
1,139,200	JP Morgan Mortgage Trust 2007-S2 1A15	6.7500	6/25/2037	1,018,856
139,166	Jp Morgan Resecuritization Trust Series 2011-2 2A3 (c,d)	3.5000	7/26/2036	141,640
151,560	Jp Morgan Resecuritization Trust Series 2011-2 6A11 (c,d)	5.5000	12/26/2035	150,881
851,018	Lehman Mortgage Trust 2006-1 1A3	5.5000	2/25/2036	711,619
813,252	Lehman Mortgage Trust 2006-2 2A3	5.7500	4/25/2036	802,335
813,573	MASTR Adjustable Rate Mortgages Trust 2006-2 2A1 (d)	2.5904	4/25/2036	763,594
77,190	Morgan Stanley Mortgage Loan Trust 2004-1 1A1	5.0000	11/25/2018	78,894
696,370	Morgan Stanley Mortgage Loan Trust 2006-11 2A2	6.0000	8/25/2036	574,123
1,136,959	Morgan Stanley Mortgage Loan Trust 2006-2 7A1 (d)	5.5819	2/25/2036	1,071,943
356,695	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)	5.3804	6/25/2036	306,370
464,024	Opteum Mortgage Acceptance Corp. Asset Backed Pass - Through Certificates 2005-5 2AN (d)	5.6750	12/25/2035	482,141
423,601	PHH Alternative Mortgage Trust Series 2007-2 3A1	6.0000	5/25/2037	358,080
537,180	RALI Series 2006-QA1 A21 Trust (d)	3.7430	1/25/2036	433,221
540,493	RALI Series 2006-QS10 A9 Trust	6.5000	8/25/2036	469,421
993,997	RALI Series 2006-QS12 2A3 Trust	6.0000	9/25/2036	809,361
750,083	RALI Series 2007-QS6 A6 Trust	6.2500	4/25/2037	623,896
645,282	Residential Asset Securitization Trust 2006-A2 A3	6.0000	1/25/2046	527,792
552,051	Residential Asset Securitization Trust 2006-A6 2A11	6.0000	7/25/2036	486,122
748,644	Residential Asset Securitization Trust 2006-A11 1A4	6.2500	10/25/2036	670,673
868,086	Residential Asset Securitization Trust 2007-A1 1A2	6.0000	3/25/2037	665,014
675,313	Residential Asset Securitization Trust 2007-A3 1A1 (d)	0.6045	4/25/2037	387,982
88,084	Residential Asset Securitization Trust 2007-A3 1A2 (d)	45.1988	4/25/2037	192,487
98,033	RFMSI Series 2003-S16 A1 Trust	4.7500	9/25/2018	98,789
423,967	RFMSI Series 2006-S3 A7 Trust	5.5000	3/25/2036	388,807
991,360	RFMSI Series 2006-S7 A3 Trust	6.2500	8/25/2036	899,385
1,315,186	RFMSI Series 2007-S1 A5 Trust	6.0000	1/25/2037	1,213,013
458,178	RFMSI Series 2007-S2 A4 Trust	6.0000	2/25/2037	413,405
1,252,947	RFMSI Series 2007-S6 1A11 Trust	6.0000	6/25/2037	1,107,816
223,614	Structured Adjustable Rate Mortgage Loan Trust Series 2006-8 4A2 (d)	5.4265	9/25/2036	223,055
173,088	Structured Asset Securities Corp. Mortgage Pass-through Certificates 2004-11XS 2A2 (f)	5.1034	6/25/2034	201,008
876,838	Wells Fargo Alternative Loan 2007-PA3 3A1 Trust	6.2500	7/25/2037	799,221

See accompanying notes to consolidated financial statements.

11

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 14.1% (continued)
903,865	Wells Fargo Mortgage Backed Securities 2006-2 3A1 Trust	5.7500%	3/25/2036	$918,695
259,370	Wells Fargo Mortgage Backed Securities 2007-13 A6 Trust	6.0000	9/25/2037	263,963
516,770	Wells Fargo Mortgage Backed Securities 2007-3 1A4 Trust	6.0000	4/25/2037	516,254
549,738	Wells Fargo Mortgage Backed Securities 2007-7 A38 Trust	6.0000	6/25/2037	544,246
				39,969,625
	COMMERCIAL MBS - 6.6%
50,000	Bank of America Commercial Mortgage Trust 2006-4 AM	5.6750	7/10/2046	53,856
250,000	Bank of America Commercial Mortgage Trust 2006-5 AM	5.4480	9/10/2047	267,899
200,000	Bank of America Commercial Mortgage Trust 2007-2 AM (d)	5.7909	4/10/2049	218,253
250,000	Bank of America Commercial Mortgage Trust 2007-4 AM (d)	6.0153	2/10/2051	275,299
65,523	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8 A4	4.6740	6/11/2041	66,425
100,000	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 AJ (d)	5.0050	2/13/2042	101,776
76,151	Boca Hotel Portfolio Trust 2013 BOCA A (c,d)	1.3036	8/15/2026	76,202
250,000	Boca Hotel Portfolio Trust 2013 BOCA D (c,d)	3.2036	8/15/2026	250,198
340,000	CD 2007-CD4 AMFX Commercial Mortgage Trust (d)	5.3660	12/11/2049	356,510
1,848,367	CD 2007-CD5 XP Mortgage Trust (c,d)	0.2992	11/15/2044	466
50,000	Citigroup Commercial Mortgage Trust 2006-C4 AM (d)	5.9742	3/15/2049	53,085
130,000	Citigroup Commercial Mortgage Trust 2006-C5 AM	5.4620	10/15/2049	139,271
250,000	Citigroup Commercial Mortgage Trust 2008-C7 AM (d)	6.3391	12/10/2049	275,452
973,665	Citigroup Commercial Mortgage Trust 2012-GC8 XA (c,d)	2.3809	9/10/2045	101,834
300,000	COMM 2006-C7 AM Mortgage Trust (d)	5.9734	6/10/2046	319,721
100,000	COMM 2006-C8 AM Mortgage Trust	5.3470	12/10/2046	107,855
239,711	COMM 2013-FL3 Mortgage Trust (c,d)	4.4040	10/13/2028	239,421
200,000	COMM 2014-CCRE15 Mortgage Trust (c,d)	4.9204	2/10/2047	190,552
200,000	COMM 2014-CCRE19 C Mortgage Trust (d)	4.8780	8/10/2047	203,238
250,000	COMM 2014-KYO Mortgage Trust (c,d)	3.6540	6/11/2027	249,380
563,625	COMM 2014-USB4 E Mortgage Trust (c)	3.7500	8/10/2047	393,579
644,150	COMM 2014-USB4 F Mortgage Trust (c)	3.7500	8/10/2047	310,287
1,207,795	COMM 2014-USB4 G Mortgage Trust (c)	3.7500	8/10/2047	341,202
1,954,640	Commercial Mortgage Pass Through Certificates 2012-CR3 XA (d)	5.3382	10/15/2045	226,338
250,000	Commercial Mortgage Trust 2007-GG11 AM (d)	5.8670	12/10/2049	272,946
250,000	Commercial Mortgage Trust 2007-GG9 AM	5.4750	3/10/2039	264,411
250,000	Commercial Mortgage Trust 2007-GG9 AMFX (d)	5.4750	3/10/2039	266,523
250,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1 C (d)	5.6419	2/15/2039	256,641
350,000	Credit Suisse Commercial Mortgage Trust Series 2006-C3 AM (d)	5.9989	6/15/2038	374,055
825,000	Credit Suisse Commercial Mortgage Trust Series 2006-C4 AM	5.5090	9/15/2039	883,307
275,000	Credit Suisse Commercial Mortgage Trust Series 2006-C5 AM	5.3430	12/15/2039	294,683
250,000	Credit Suisse Commercial Mortgage Trust Series 2007-C2 AM	5.6150	1/15/2049	270,674
250,000	Credit Suisse Commercial Mortgage Trust Series 2007-C4 AM (d)	6.0972	9/15/2039	271,152
263,000	Credit Suisse First Boston Mortgage Securities Corp. 2005-C2 AMFX (c,d)	4.8770	4/15/2037	265,161
34,756	Credit Suisse First Boston Mortgage Securities Corp. 1998-C2 F (c,d)	6.7500	11/15/2030	35,877
550,000	Credit Suisse First Boston Mortgage Securities Corp. 2007-TFLA G (c,d)	0.5236	2/15/2022	550,590
250,000	CSMC Series 2009-RR2 IQB (c,d)	5.6945	4/16/2049	265,172
250,000	GS Mortgage Securities Trust 2006-GG6 AJ (c)	5.7257	4/10/2038	258,001
300,000	GS Mortgage Securities Trust 2006-GG8 AJ	5.6220	11/10/2039	307,823
250,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2005-CIBC 12 (d)	5.1472	9/12/2037	241,042
1,404,997	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d)	0.7234	5/15/2045	12,528
200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 AM	5.4400	5/15/2045	214,269
247,065	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 AM	5.3720	5/15/2047	256,866
55,578	JP Morgan Chase Commercial Mortgage Securities Trust 2007-C1 ASB	5.8570	2/15/2051	58,718
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM	5.4660	6/12/2047	269,505
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LPD12 AM (d)	6.1968	2/15/2051	275,336
955,776	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA (d)	2.1130	5/15/2045	88,954
2,375,768	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)	2.2877	10/15/2045	250,218
810,527	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA (d)	1.9341	6/15/2045	66,748
200,000	JP Morgan Chase Commercial Mortgage Series Trust 2013-FL3 D (c,d)	2.5036	4/15/2028	199,807
200,000	JP Morgan Commercial Mortgage-Backed Securities Trust 2014-DSTY A (c)	3.4289	6/10/2027	204,321
175,000	JP Morgan Commercial Mortgage-Backed Securities Trust 2009-RR2 GEB (c)	5.5430	12/13/2049	184,035
190,130	JPMBB Commercial Mortgage Securities Trust 2014-C23 (d)	4.4609	9/15/2047	190,848

See accompanying notes to consolidated financial statements.

12

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	COMMERCIAL MBS - 6.6% (continued)
250,000	LB Commercial Mortgage Trust 2007-C3 AMFL (c,d)	6.1008%	7/15/2044	$276,789
250,000	LB-UBS Commercial Mortgage Trust 2005-C2 AJ (d)	5.2050	4/15/2030	254,463
100,000	LB-UBS Commercial Mortgage Trust 2005-C3 AM	4.7940	7/15/2040	101,958
250,000	LB-UBS Commercial Mortgage Trust 2005-C7 AJ (d)	5.3230	11/15/2040	258,990
250,000	LB-UBS Commercial Mortgage Trust 2006-C7 AM (c,d)	5.3780	11/15/2038	268,413
2,274,913	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (c,d)	0.8490	11/15/2038	27,679
1,895,761	LB-UBS Commercial Mortgage Trust 2006-C7 XW	0.8490	11/15/2038	23,066
350,000	LB-UBS Commercial Mortgage Trust 2007-C2 AM (d)	5.4930	2/15/2040	372,114
250,000	Merrill Lynch Mortgage Trust 2005-CIP1 (d)	5.1070	7/12/2038	256,811
250,000	Merrill Lynch Mortgage Trust 2005-CKI1 AJ (d)	5.4617	11/12/2037	258,599
300,000	Merrill Lynch Mortgage Trust 2006-C1 AM (d)	5.8623	5/12/2039	302,369
250,000	ML-CFC Commercial Mortgage Trust 2006-1 AJ (d)	5.7499	2/12/2039	260,108
250,000	ML-CFC Commercial Mortgage Trust 2007-5 AM	5.4190	8/12/2048	263,135
971,517	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (c,d)	2.0211	8/15/2045	84,015
200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 C	4.4893	10/15/2047	197,156
237,245	Morgan Stanley Capital I, Inc. 2006-XLF J (c,d)	0.5840	7/15/2019	234,084
145,660	Morgan Stanley Capital I, Inc. 2007-XLF9 J (c,d)	2.2540	12/15/2020	145,085
250,000	Morgan Stanley Capital I Trust 2005-HQ7 AM (d)	5.3799	11/14/2042	257,996
250,000	Morgan Stanley Capital I Trust 2005-IQ10 AJ (d)	5.3435	9/15/2042	257,233
250,000	Morgan Stanley Capital I Trust 2005-T19 AJ (d)	4.9850	6/12/2047	255,837
100,000	Morgan Stanley Capital I Trust 2007-HQ11 (d)	5.5080	2/12/2044	104,795
250,000	Morgan Stanley Capital I Trust 2007-IQ13 AM	5.4060	3/15/2044	269,214
948,416	Morgan Stanley Capital I Trust 2011-C1 XA (c.d)	1.0812	9/15/2047	17,098
255,000	RBS Greenwich Capital Mortgage Loan Trust 2010-MB1 C (c,d)	5.0079	4/15/2024	259,133
1,932,132	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (c,d)	2.3068	8/10/2049	221,560
250,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ (d)	5.6320	10/15/2048	255,687
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ (c,d)	5.4130	12/15/2043	257,599
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL (d)	0.3536	12/15/2043	291,272
250,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AM (d)	6.1400	2/15/2051	273,025
1,446,053	WFRBS Commercial Mortgage Trust 2012-C9 XA (c,d)	2.3848	11/15/2045	166,961
972,770	WFRBS Commercial Mortgage Trust 2012-C8 XA (c,d)	2.3724	8/15/2045	104,011
				18,744,565
	COMMERCIAL SERVICES - 0.2%
45,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	5.5000	4/1/2023	44,775
275,180	ENA NORTE Trust	4.9500	4/25/2023	283,416
40,000	RR Donnelley & Sons	7.8750	3/15/2021	43,900
45,000	Safway Group Holdings LLC / Safeway Finance Corp. (c)	7.0000	5/15/2018	45,788
25,000	Service Corp. International/US	5.3750	1/15/2022	25,250
40,000	United Rentals North America, Inc.	7.6250	4/15/2022	43,500
				486,629
	COMPUTERS - 0.2%
150,000	Hewlett-Packard Co.	3.3000	12/9/2016	156,509
295,000	Seagate HDD Cayman (c)	4.7500	1/1/2025	293,525
				450,034
	COSMETICS / PERSONAL CARE - 0.1%
140,000	Procter & Gamble Co.	0.7500	11/4/2016	139,826
45,000	Revlon Consumer Products Corp.	5.7500	2/15/2021	44,100
				183,926
	DISTRIBUTION / WHOLESALE - 0.0%
70,000	Arrow Electronics, Inc.	3.3750	11/1/2015	71,802
40,000	HD Supply, Inc	7.5000	7/15/2020	41,500
				113,302
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
100,000	American Express Credit Corp.	1.3000	7/29/2016	100,667
35,000	American Express Credit Corp.	1.7500	6/12/2015	35,314
90,000	American Express Credit Corp.	2.1250	3/18/2019	89,631
80,000	American Express Credit Corp.	2.2500	8/15/2019	79,440
150,000	Bantrab Senior Trust	9.0000	11/14/2020	158,813

See accompanying notes to consolidated financial statements.

13

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield		Maturity	Value

	DIVERSIFIED FINANCIAL SERVICES - 1.1% (continued)
300,000	Cementos Progreso Trust	7.1250%		11/6/2023	$321,900
200,000	Corp Financiera de Desarrollo SA	3.2500		7/15/2019	199,500
200,000	Fondo MIVIVIENDA SA	3.3750		4/2/2019	200,500
25,000	General Electric Capital Corp.	1.6250		7/2/2015	25,238
260,000	General Electric Capital Corp.	2.9000		1/9/2017	270,037
190,000	General Motors Financial Co., Inc.	3.0000		9/25/2017	191,900
250,000	Guanay Finance Ltd.	6.0000		9/15/2020	265,313
45,000	Icahn Enterprises LP	4.8750		3/15/2019	44,325
200,000	Magnesita Finance Ltd.	8.6250		Perpetual	199,750
150,000	National Rural Utilities Cooperative Finance Corp.	1.1000		1/27/2017	149,758
173,000	National Rural Utilities Cooperative Finance Corp.	10.3750		11/1/2018	227,807
215,169	Peru Enhanced Pass-Through Finance Ltd.	3.0800	**	5/31/2018	203,081
90,000	Synchrony Financial	3.0000		8/15/2019	90,247
200,000	Tanner Servicios Financieros SA	4.3750		3/13/2018	203,021
200,000	Unifin Financiera SAPI de CV SOFOM ENR	6.2500		7/22/2019	195,000
					3,251,242
	ELECTRIC - 0.6%
200,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd.	9.5000		11/12/2020	213,750
200,000	AES El Salvador Trust II	6.7500		3/28/2023	192,916
95,000	Berkshire Hathaway Energy Co.	6.5000		9/15/2037	122,837
150,000	Duke Energy Corp.	1.6250		8/15/2017	150,591
90,000	Duke Energy Corp.	3.5500		9/15/2021	93,274
200,000	Empresa de Energia de Bogota SA ESP	6.1250		11/10/2021	213,600
200,000	Empresas Publicas de Medellin ESP	7.6250		7/29/2019	237,540
200,000	Mexico Generadora de Energia S de rl	5.5000		12/6/2032	200,000
145,000	Southern Co.	1.9500		9/1/2016	147,853
213,000	Southern Power Co.	4.8750		7/15/2015	220,320
					1,792,681
	ENGINEERING & CONSTRUCTION - 0.2%
200,000	Aeropuertos Dominicanos Siglo XXI SA (f)	9.7500		11/13/2019	194,000
300,000	OAS Financial Ltd. (c,d)	8.8750		Perpetual	280,410
					474,410
	ENTERTAINMENT - 0.0%
40,000	Cinemark USA, Inc.	7.3750		6/15/2021	42,800
45,000	Regal Entertainment Group	5.7500		3/15/2022	45,113
					87,913
	ENVIRONMENTAL CONTROL - 0.1%
150,000	Waste Management, Inc.	2.6000		9/1/2016	154,349
100,000	Waste Management, Inc.	6.1250		11/30/2039	123,721
					278,070
	FOOD - 1.1%
250,000	Corp Azucarera del Peru SA	6.3750		8/2/2022	230,000
150,000	Corp Pesquera Inca SAC	9.0000		2/10/2017	147,000
100,000	Corp Pesquera Inca SAC (c)	9.0000		2/10/2017	98,000
125,000	General Mills, Inc.	5.7000		2/15/2017	138,088
20,000	HJ Heinz Co.	4.2500		10/15/2020	19,875
200,000	JBS Investments GmbH	7.7500		10/28/2020	212,500
150,000	Kellogg Co.	1.7500		5/17/2017	151,177
60,000	Kellogg Co.	7.4500		4/1/2031	78,715
115,000	Kroger Co.	2.2000		1/15/2017	117,206
120,000	Kroger Co.	3.4000		4/15/2022	120,327
400,000	Marfrig Holding Europe BV (c)	6.8750		6/24/2019	389,200
200,000	Minerva Luxembourg SA	7.7500		1/31/2023	203,600
140,000	Mondelez International, Inc.	4.1250		2/9/2016	146,077
200,000	Pesquera Exalmar S.A.A. (c)	7.3750		1/31/2020	183,500
200,000	Pesquera Exalmar S.A.A.	7.3750		1/31/2020	183,500
45,000	Post Holdings, Inc. (c)	7.3750		2/15/2022	44,550

See accompanying notes to consolidated financial statements.

14

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	FOOD - 1.1% (continued)
200,000	Raizen Energy Finance Ltd.	7.0000%	2/1/2017	$219,000
150,000	Sigma Alimentos SA de CV	5.6250	4/14/2018	165,000
25,000	Smithfield Foods, Inc. (c)	5.8750	8/1/2021	25,313
115,000	Sysco Corp.	1.4500	10/2/2017	115,155
165,000	Tyson Foods, Inc.	3.9500	8/15/2024	165,289
				3,153,072
	FOREIGN GOVERNMENT - 0.2%
200,000	Banco Nacional de Desenvolvimento Economico e Social	6.3690	6/16/2018	219,000
200,000	Instituto Costarricense de Electricidad (c)	6.9500	11/10/2021	212,000
110,000	Mexico Government International Bond	4.0000	10/2/2023	113,685
				544,685
	FOREST PRODUCTS & PAPER - 0.2%
200,000	Celulosa Arauco y Constitucion SA	7.2500	7/29/2019	234,425
350,000	Inversiones CMPC SA	4.7500	1/19/2018	369,016
				603,441
	GAS - 0.0%
1,194	Nakilat Inc.	6.2670	12/31/2033	1,337

	HAND / MACHINE TOOLS - 0.0%
70,000	Milacron LLC/Mcron Finance Corp. (c)	7.7500	2/15/2021	73,675

	HEALTHCARE - PRODUCTS - 0.1%
45,000	Alere, Inc.	6.5000	6/15/2020	45,056
115,000	Becton Dickinson and Co.	3.1250	11/8/2021	117,704
25,000	Biomet, Inc.	6.5000	8/1/2020	26,500
25,000	Covidien International Finance SA	6.0000	10/15/2017	28,241
90,000	Covidien International Finance SA	2.9500	6/15/2023	86,918
				304,419
	HEALTHCARE - SERVICES - 0.1%
45,000	LifePoint Hospitals Inc.	5.5000	12/1/2021	45,562
75,000	Select Medical Corp.	6.3750	6/1/2021	75,000
150,000	WellPoint, Inc.	1.8750	1/15/2018	149,836
67,000	WellPoint, Inc.	2.3000	7/15/2018	67,173
				337,571
	HOLDING COMPANIES - DIVERSIFIED - 0.0%
50,000	InRetail Shopping Malls	6.5000	7/9/2021	51,875

	HOME BUILDERS - 0.0%
45,000	WCI Communities, Inc.	6.8750	8/15/2021	45,506
10,000	WCI Communities, Inc.(c)	6.8750	8/15/2021	10,050
				55,556
	HOME EQUITY ABS - 0.9%
85,482	ACE Securities Corp.\Home Equity Loan Trust Series 2006-NC1 A2C (d)	0.3545	12/25/2035	85,227
1,076,561	Bayview Financial Acquisition Trust 2007-A 1A5 (f)	6.1010	5/28/2037	1,079,924
395,155	GSAA Home Equity Trust 2007-10 A1A	6.0000	11/25/2037	350,871
329,374	GSAA Trust 2005-7 AF2 (d)	4.4760	5/25/2035	336,013
564,476	Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC3 M3 (d)	0.8595	3/25/2035	562,199
146,118	RASC Series 2005-KS4 M1 Trust (d)	0.5650	5/25/2035	146,245
				2,560,479
	HOUSEHOLD PRODUCTS / WARES - 0.0%
100,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu	9.0000	4/15/2019	104,125
31,000	Spectrum Brands Escrow Corp.	6.6250	11/15/2022	32,550
				136,675

See accompanying notes to consolidated financial statements.

15

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	INSURANCE - 0.2%
75,000	Berkshire Hathaway, Inc.	0.9500%	8/15/2016	$75,273
75,000	Berkshire Hathaway, Inc.	2.2000	8/15/2016	77,156
175,000	Liberty Mutual Group, Inc. (c)	6.5000	5/1/2042	213,314
175,000	MetLife, Inc.	4.1250	8/13/2042	165,716
125,000	Metropolitan Life Global Funding I (c)	1.5000	1/10/2018	123,963
				655,422
	INTERNET - 0.1%
125,000	eBay, Inc.	1.3500	7/15/2017	124,477
25,000	Equinix, Inc.	7.0000	7/15/2021	26,781
				151,258
	INVESTMENT COMPANIES - 0.1%
200,000	Grupo Aval Ltd.	5.2500	2/1/2017	211,000

	IRON / STEEL - 0.1%
120,000	Glencore Funding LLC (c)	3.1250	4/29/2019	120,072
45,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (c)	6.3750	5/1/2022	43,200
45,000	Steel Dynamics, Inc. (c)	5.1250	10/1/2021	45,675
				208,947
	LEISURE TIME - 0.0%
25,000	NCL Corp. Ltd.	5.0000	2/15/2018	25,250
70,000	Viking Cruises Ltd. (c)	8.5000	10/15/2022	76,125
				101,375
	LODGING - 0.1%
40,000	MGM Resorts International	6.6250	12/15/2021	42,200
120,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.7500	8/15/2020	127,350
				169,550
	MACHINERY - CONSTRUCTION & MINING - 0.1%
175,000	Caterpillar Financial Services Corp.	1.0000	3/3/2017	174,379
200,000	Ferreycorp SAA	4.8750	4/26/2020	198,000
25,000	Terex Corp.	6.0000	5/15/2021	26,000
				398,379
	MACHINERY - DIVERSIFIED - 0.1%
157,000	John Deere Capital Corp.	1.4000	3/15/2017	158,159
25,000	Manitowoc Co.,Inc.	8.5000	11/1/2020	26,875
				185,034
	MEDIA - 0.7%
120,000	21st Century Fox America, Inc.	4.7500	9/15/2044	120,487
45,000	CCO Holdings, LLC. / CCO Holdings Capital Corp.	5.2500	9/30/2022	44,044
200,000	Columbus International Inc.	7.3750	3/30/2021	208,000
120,000	Comcast Corp.	6.5000	1/15/2017	134,385
75,000	Comcast Corp.	4.2000	8/15/2034	74,356
125,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	2.4000	3/15/2017	127,791
65,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	4.4500	4/1/2024	67,694
200,000	Globo Comunicacao e Participacoes S.A.	5.3070	5/11/2022	211,100
300,000	Globo Comunicacao e Participacoes S.A.	6.2500	Perpetual	312,375
80,000	Gannett Co., Inc. (c)	4.8750	9/15/2021	77,400
75,000	Gray Television, Inc.	7.5000	10/1/2020	76,687
200,000	Grupo Televisa SAB	6.0000	5/15/2018	225,562
150,000	Thomson Reuters Corp.	1.3000	2/23/2017	149,503
				1,829,384
	MINING - 0.2%
80,000	Freeport-McMoRan Copper & Gold Inc.	3.1000	3/15/2020	79,373
200,000	Vedanta Resources PLC	6.0000	1/31/2019	202,000
300,000	Vedanta Resources PLC (c)	7.1250	5/31/2023	307,875
				589,248
	MISCELLANEOUS MANUFACTURING - 0.1%
80,000	Gates Global LLC / Gates Global Co. (c)	6.0000	7/15/2022	75,200
90,000	Illinois Tool Works, Inc.	3.3750	9/15/2021	93,475
				168,675

See accompanying notes to consolidated financial statements.

16

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	MULTI - NATIONAL - 0.2%
200,000	Banco Latinoamericano de Comercio Exterior SA	3.7500%	4/4/2017	$207,500
310,000	Corp Andina de Fomento	3.7500	1/15/2016	320,850
				528,350
	OFFICE / BUSINESS EQUIPMENT - 0.1%
40,000	CDW LLC / CDW Finance Corp.	6.0000	8/15/2022	41,500
200,000	Xerox Corp.	2.9500	3/15/2017	207,004
				248,504
	OIL & GAS - 1.5%
65,000	Athlon Holdings LP / Athlon Finance Corp.	7.3750	4/15/2021	70,687
160,000	BP Capital Markets PLC	1.8460	5/5/2017	161,710
75,000	BP Capital Markets PLC	2.5000	11/6/2022	70,677
200,000	CNPC General Capital Ltd. (c,d)	1.1331	5/14/2017	200,460
60,000	ConocoPhillips	6.5000	2/1/2039	78,546
135,000	ConocoPhillips	1.0500	12/15/2017	133,134
240,000	Delek & Avner Tamar Bond Ltd. (c)	3.8390	12/30/2018	241,639
60,000	Delek & Avner Tamar Bond Ltd. (c)	5.4120	12/30/2025	61,003
130,000	Devon Energy Corp.	1.8750	5/15/2017	131,195
15,000	Devon Energy Corp.	4.0000	7/15/2021	15,840
125,000	Devon Energy Corp.	6.3000	1/15/2019	144,572
45,000	Energy XXI Gulf Coast, Inc.	7.5000	12/15/2021	44,100
30,000	Hilcorp Energy I LP / Hilcorp Finance Co. (c)	5.0000	12/1/2024	28,875
80,000	Memorial Production Partners LP / Memorial Proudction Finance Corp.	6.8750	8/1/2022	76,400
40,000	Oasis Petroleum, Inc. (c)	6.8750	3/15/2022	42,200
250,000	Pacific Rubiales Energy Corp. (c)	5.1250	3/28/2023	238,825
200,000	Pacific Rubiales Energy Corp. (c)	5.3750	1/26/2019	203,000
150,000	Pacific Rubiales Energy Corp.	5.1250	3/28/2023	143,295
350,000	Petrobras Global Finance BV (d)	1.8521	5/20/2016	349,650
200,000	Petroleos Mexicanos (d)	2.2536	7/18/2018	209,000
146,000	Petroleos Mexicanos	6.6250	6/15/2035	169,433
125,000	Phillips 66	2.9500	5/1/2017	129,876
75,000	Phillips 66	5.8750	5/1/2042	88,877
123,000	Plains Exploration & Production Co.	6.5000	11/15/2020	134,700
199,560	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.2980	9/30/2020	215,525
250,000	Reliance Holding USA Inc.	4.5000	10/19/2020	261,547
45,000	Sanchez Energy Corp. (c)	6.1250	1/15/2023	44,563
40,000	Seven Generations Energy Ltd. (c)	8.2500	5/15/2020	43,200
200,000	Sinopec Group Overseas Development 2014 Ltd. (c,d)	1.1536	4/10/2019	200,176
45,000	Ultra Petroleum Corp. (c)	5.7500	12/15/2018	45,225
120,000	Valero Energy Corp.	6.1250	6/15/2017	134,040
				4,111,970
	OIL & GAS SERVICES - 0.0%
75,000	Halliburton Co.	6.1500	9/15/2019	88,244

	OTHER ABS - 7.7%
250,000	ACA CLO 2006-1A A2 Ltd. (c,d)	0.6241	7/25/2018	248,134
156,232	Apidos CDO III Ltd. 2006-3A A1 (c,d)	0.4946	6/12/2020	155,832
300,000	Apidos CLO XVI 2013-16A1 (c,d)	1.6836	1/19/2025	299,619
250,000	Apidos CLO XVII 2014-17A X (c,d)	1.2099	4/17/2026	250,050
250,000	Apidos CLO XVIII 2014-18A C (c,d)	3.8810	7/22/2026	239,801
250,000	Apidos CLO XVIII 2014-18 D (c,d)	5.4341	7/22/2026	230,772
250,000	Ares XXIX CLO Ltd. 2014-1A D (c,d)	5.0433	4/17/2026	224,908
271,904	Atrium IV 5A A2A (c,d)	0.4521	7/20/2020	271,485
1,604	Avery Point IV CLO Ltd. 2014-1A X (c,d)	1.2341	4/25/2026	1,604
250,000	Avery Point IV CLO Ltd. 2014-1A D (c,d)	3.7341	4/25/2026	240,215

See accompanying notes to consolidated financial statements.

17

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	OTHER ABS - 7.7% (Continued)
500,000	Babson CLO, Inc. 2005- 2A A2 (c,d)	0.6336%	7/20/2019	$499,919
128,769	Babson CLO, Inc. 2005- 3A A (c,d)	0.4831	11/10/2019	128,519
409,700	Babson CLO Ltd. 2007-IX A2A (d)	0.4470	1/18/2021	406,955
250,000	Babson CLO Ltd. 2013-IA A (c,d)	1.3336	4/20/2025	246,599
474,670	Bear Stearns Asset Backed Securities Trust 2007-2 A1	0.3445	1/25/2047	472,697
250,000	Birchwood Park CLO Ltd. 2014-1A C2 (c,d)	3.3841	7/15/2026	250,940
249,072	Black Diamond CLO 2005-1A AI Delaware Corp. (c,d)	0.5031	6/20/2017	248,952
457,644	BlackRock Senior Income Series IV 2006-4A A(c,d)	0.4736	4/20/2019	455,781
500,000	BlueMountain CLO Ltd. 2005-1A A2 (c,d)	0.6036	11/15/2017	499,001
250,000	Carlyle Global Market Strategies CLO Ltd. 2013-2A D (c,d)	3.9836	4/18/2025	244,574
318,078	Carlyle High Yield Partners VIII Ltd. (c,d)	0.4744	5/21/2021	316,801
82,304	Carrington Mortgage Loan Trust Series 2007-RFC1 (d)	0.2045	12/25/2036	82,120
396,510	CENT CDO XI Ltd. 2006-11A A1 (c,d)	0.4941	4/25/2019	391,852
500,000	CENT CLO LP 2013-20A Class C (c,d)	3.2341	1/25/2026	490,901
230,529	Chatham Light CLO Ltd. 2005-2A A1 (c,d)	0.4891	8/3/2019	230,418
1,840,662	Citigroup Mortgage Loan Trust 2007-WFH2 (d)	0.3345	3/25/2037	1,794,930
500,000	ColumbusNova CLO Ltd. 2006-IA D (c,d)	1.7836	7/18/2018	488,915
185,141	ColumbusNova CLO Ltd. 2007-1A A1 (c,d)	0.4811	5/16/2019	184,093
293,278	Countrywide Asset-Backed Certificates 2005-15 1AF6 (d)	4.6028	4/25/2036	297,729
154,968	Duane Street CLO III Ltd. 2006-3A A1 (c,d)	0.4841	1/11/2021	154,501
65,616	Eaton Vance CDO IX Ltd. 2007 9A A2 (c,d)	0.4636	4/20/2019	65,497
250,000	Emerson Park CLO Ltd. 2013-1A C1 (c,d)	2.9836	7/15/2025	244,002
250,000	Flatiron CLO Ltd. 2014-1A B (c,d)	3.0856	7/17/2026	244,794
250,000	Flatiron CLO Ltd. 2014-1A C (c,d)	3.5356	7/17/2026	236,540
500,000	Halcyon Loan Advisors Funding 2012-1A D Ltd. (c,d)	5.7336	8/15/2023	467,143
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A C (c,d)	2.9396	8/1/2025	244,489
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A D (c,d)	4.0396	8/1/2025	236,295
250,000	Halcyon Loan Advisors Funding 2014-1 Ltd. 2014-1A C (c,d)	3.2783	4/18/2026	241,451
216,934	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D 2A2 (d)	0.2645	11/25/2036	213,568
143,832	Jersey Street CLO Ltd. 2006-1A A (c,d)	0.4836	10/20/2018	143,666
274,958	JP Morgan Mortgage Acquisition Trust 2007-CH5 A3 (d)	0.2645	5/25/2037	267,131
407,041	KKR Financial CLO 2007-1A A (c,d)	0.5836	5/15/2021	404,357
500,000	LCM XII LP 12A A (c,d)	1.7036	10/19/2022	499,758
250,000	LCM XIV LP 14A D (c,d)	3.7336	7/15/2025	239,133
250,000	LCM XV 15A A (c,d)	1.7349	8/25/2024	250,249
250,000	LCM XV LP 15A C (c,d)	3.3349	8/25/2024	249,732
500,000	LCM XVI LP 16A A (c,d)	1.7577	7/15/2026	500,425
250,000	Madison Park Funding XIII Ltd. 2014-13 A D (c,d)	3.5836	1/19/2025	237,917
250,000	Marea CLO Ltd. 2012-1A E (c,d)	6.3336	10/16/2023	249,975
194,939	Morgan Stanley Capital I, Inc. Trust 2006-NC2 A2C (d)	0.3345	2/25/2036	193,865
26,022	Moselle CLO 2005-A A1L (c,d)\	0.4821	1/6/2020	26,021
132,330	Mountain Captial Clo VI Ltd. 2007-6A A (c,d)	0.4691	4/25/2019	132,056
471,341	Mountain View CLO II Ltd. 2006-2A A1	0.4836	1/12/2021	467,564
250,000	NewMark Capital Funding 2013-1A A2 Ltd. (c,d)	1.3536	6/2/2025	246,364
151,749	NOB Hill CLO Ltd. 2006-1X A1 (d)	0.4840	8/15/2018	151,692
296,908	NYLIM Flatiron CLO 2006-1A A1 Ltd.	0.4742	8/8/2020	296,173
250,000	Ocean Trails CLO IV 2013-4A A (c,d)	1.5338	8/13/2025	247,846
250,000	OCP CLO Ltd. 2012-2A A2 (c,d)	1.7149	11/22/2023	249,743
466,069	Pacific Bay CDO Ltd. 2003-1A A2 (c,d)	1.5670	11/4/2038	438,804
252,888	Pacifica CDO VI Corp. 2006-6A A1A (c,d)	0.4736	8/15/2021	251,303
858,906	RAMP Series 2006-RS4 A3 Trust (d)	0.3245	7/25/2036	837,477
266,041	RASC Series 2007-KS2 AI2 Trust (d)	0.2745	2/25/2037	260,525
250,000	Shackleton 2014-V CLO Ltd. 2014-5A X (c,d)	1.2371	5/7/2026	250,008
283,340	Structured Asset Securities Corp. Mortgage Loan Trust 2005-4XS 1A3 (f)	5.0000	3/25/2035	289,262
250,000	Venture XVII CLO Ltd. 2014-17A A (c,d)	1.7643	7/15/2026	249,401
250,000	Venture XVII CLO Ltd. 2014-17A B2 (c,d)	2.3843	7/15/2026	242,908
43,051	Vitesse CLO Ltd. 2006-1A A1L (c,d)	0.4811	8/17/2020	42,930
464,779	Westwood CDO I Ltd. 2006-X A1 (d)	0.4741	3/25/2021	461,670
430,643	Westwood CDO II Ltd. 2007-2A A1 (c,d)	0.4541	4/25/2022	426,716
500,000	WhiteHorse VIII Ltd. 2014-1A X (c,d)	1.2396	5/1/2026	500,014
250,000	Zais CLO 2 Ltd.2014-2A A1A (c,d)	1.7336	7/25/2026	248,700
				21,795,781

See accompanying notes to consolidated financial statements.

18

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	PACKAGING & CONTAINERS - 0.0%
50,000	Berry Plastics Corp.	5.5000%	5/15/2022	$48,125
75,000	Plastipak Holdings, Inc. (c)	6.5000	10/1/2021	76,125
				124,250
	PHARMACEUTICALS - 0.2%
150,000	Actavis Funding SCS (c)	4.8500	6/15/2044	140,924
40,000	Express Scripts Holding Co.	1.2500	6/2/2017	39,684
100,000	Express Scripts Holding Co.	2.6500	2/15/2017	102,831
100,000	McKesson Corp.	1.2920	3/10/2017	99,645
150,000	Mylan, Inc.	1.8000	6/24/2016	151,752
80,000	Teva Pharmaceutical Finance Co. BV	2.9500	12/18/2022	76,233
				611,069
	PIPELINES - 0.2%
50,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.	4.7500	11/15/2021	46,562
135,000	Kinder Morgan Energy Partners LP	6.0000	2/1/2017	148,341
70,000	Kinder Morgan Energy Partners LP	6.9500	1/15/2038	81,655
100,000	ONEOK Partners LP	3.2500	2/1/2016	103,107
71,000	ONEOK Partners LP	6.1250	2/1/2041	80,753
45,000	Southern Star Central Corp. (c)	5.1250	7/15/2022	44,775
140,000	TransCanada Pipelines Ltd.	4.6250	3/1/2034	143,632
				648,825
	REITS - 0.2%
65,000	Boston Properties LP	4.1250	5/15/2021	68,806
120,000	ERP Operating LP	5.7500	6/15/2017	133,465
145,000	ERP Operating LP	4.5000	7/1/2044	142,786
30,000	MPT Operating Partnership LP / MPT Finance Corp.	6.3750	2/15/2022	32,025
75,000	Simon Property Group LP	4.3750	3/1/2021	81,697
125,000	Simon Property Group LP	2.1500	9/15/2017	127,631
				586,410
	RETAIL - 0.1%
80,000	Macy’s Retail Holdings, Inc.	2.8750	2/15/2023	76,355
25,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	25,500
100,000	Wal-Mart Stores, Inc.	0.6000	4/11/2016	99,958
50,000	Wal-Mart Stores, Inc.	5.3750	4/5/2017	55,289
				257,102
	SOFTWARE - 0.1%
25,000	Activision Blizzard, Inc. (c)	5.6250	9/15/2021	26,000
165,000	Oracle Corp.	2.3750	1/15/2019	167,175
				193,175
	STUDENT LOAN ABS - 0.4%
1,318,818	Access Group Inc. (d)	0.7849	2/25/2037	1,203,554

	TELECOMMUNICATIONS - 1.1%
135,000	AT&T, Inc.	1.7000	6/1/2017	136,111
150,000	B Communications Ltd. (c)	7.3750	2/15/2021	159,562
250,000	British Telecommunications PLC	5.9500	1/15/2018	282,168
300,000	Comcel Trust	6.8750	2/6/2024	316,500
30,000	CommScope, Inc. (c)	5.0000	6/15/2021	29,400
200,000	Digicel Group Ltd.	7.0000	2/15/2020	206,000
40,000	Frontier Communications Corp.	8.5000	4/15/2020	44,400
50,000	Intelsat Luxembourg SA	5.5000	8/1/2023	47,750
105,000	Koninklijke KPN NV	8.3750	10/1/2030	144,858
300,000	Millicom International Cellular S.A.	4.7500	5/22/2020	285,750
400,000	Millicom International Cellular S.A.	6.6250	10/15/2021	417,000

See accompanying notes to consolidated financial statements.

19

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal
Amount ($)		Yield	Maturity	Value
	TELECOMMUNICATIONS - 1.1% (continued)
220,000	Orange SA	2.7500%	9/14/2016	$226,615
25,000	SBA Communications Corp.	5.6250	10/1/2019	25,375
400,000	Telefonica Celular del Paraguay S.A.	6.7500	12/13/2022	415,700
75,000	Verizon Communications, Inc.	2.6250	2/21/2020	74,059
250,000	VTR Finance BV	6.8750	1/15/2024	259,375
				3,070,623
	TOYS / GAMES / HOBBIES - 0.0%
95,000	Mattel, Inc.	2.5000	11/1/2016	97,501

	TRANSPORTATION - 0.0%
70,000	Burlington Northern Santa Fe LLC	4.5500	9/1/2044	69,948

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.6%
152,555	Fannie Mae Pool AD0500 (e)	5.5000	9/1/2036	171,178
2,736,110	Fannie Mae Pool MA1459 (e)	3.0000	6/1/2033	2,778,321
6,734,419	Fannie Mae Pool AB9037 (e)	3.0000	4/1/2038	6,718,395
3,460,398	Fannie Mae Pool MA1117 (e)	3.5000	7/1/2042	3,508,311
410,342	Fannie Mae Pool MA3894 (e)	4.0000	9/1/2031	438,699
144,908	Fannie Mae Pool AL6658 (e)	4.0000	8/1/2041	151,352
161,779	Fannie Mae Pool AB3850 (e)	4.0000	11/1/2041	169,008
390,199	Fannie Mae Pool AL4292 (e)	4.5000	4/1/2026	415,815
198,809	Fannie Mae Pool MA1050 (e)	4.5000	3/1/2042	211,482
133,648	Fannie Mae Pool 985190 (e)	6.0000	8/1/2038	150,892
282,808	Fannie Mae Pool AL 1793 (e)	6.0000	1/1/2041	319,746
418,209	Freddie Mac Gold Pool N70081 (e)	5.5000	7/1/2038	469,387
275,883	Freddie Mac Gold Pool G06954 (e)	6.0000	5/1/2040	310,762
				15,813,348
	U.S. GOVERNMENT OBLIGATIONS - 7.0%
2,370,000	United States Treasury Note	3.6250	2/15/2044	2,561,081
750,000	United States Treasury Note	2.7500	11/15/2023	768,750
2,290,000	United States Treasury Note	1.8750	6/30/2020	2,277,119
650,000	United States Treasury Note	1.7500	5/31/2016	664,066
2,190,000	United States Treasury Note	1.6250	8/15/2022	2,079,473
680,000	United States Treasury Note	1.5000	6/30/2016	692,033
1,720,000	United States Treasury Note	1.0000	6/30/2019	1,660,473
760,000	United States Treasury Note	1.0000	8/31/2016	766,175
2,370,000	United States Treasury Note	1.0000	8/31/2019	2,280,571
540,000	United States Treasury Note	1.0000	9/30/2016	544,050
610,000	United States Treasury Note	1.0000	10/31/2016	614,337
440,000	United States Treasury Note	0.8750	11/30/2016	441,616
490,000	United States Treasury Note	0.7500	1/15/2017	489,694
1,290,000	United States Treasury Note	0.2500	10/31/2014	1,290,201
2,230,000	United States Treasury Note	0.2500	1/31/2015	2,231,481
330,000	United States Treasury Note	0.2500	3/31/2015	330,322
				19,691,442

	TOTAL BONDS & NOTES (Cost - $178,659,847)			180,906,338

	TOTAL INVESTMENTS - 76.5% (Cost - $206,098,731) (g)			$216,362,760
	OTHER ASSETS LESS LIABILITIES - 23.5%			66,529,093
	NET ASSETS - 100.0%			$282,891,853

ABS - Asset Backed Security

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

MBS - Mortgage Backed Security

*	Non-Income bearing.

**	Zero coupon security. Payment received at maturity. Rate shown represents rate at date of purchase.

(a)	All or a portion of these investments is a holding of the AFES Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at September 30, 2014.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2014, these securities amounted to $33,886,995 or 12.00% of net assets.

(d)	Variable rate security; the rate shown represents the rate at September 30, 2014.

(e)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp., Federal National Mortgage Association, Freddie Mac and Fannie Mae currently operate under a federal conservatorship.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of September 30, 2014.

(g)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $254,252,168 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,419,363
Unrealized Depreciation:	(11,362,781)
Net Unrealized Appreciation:	$(6,943,418)

OPEN TOTAL RETURN SWAP CONTRACTS (a)
	Notional		Termination		Unrealized
Reference Entity	Amount	Interest Rate	Date	Counterparty	Appreciation
Barclays Bank PLC SWAP	$28,210,313	LIBOR + 1.20%	11/9/2016	Barclays Capital, Inc.	$1,200,295

See accompanying notes to consolidated financial statements.

20

Altegris Futures Evolution Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

ASSETS
Investment securities:
At cost	$206,098,731
At value	$216,362,760
Segregated cash at broker	27,657,205
Cash	24,408,803
Receivable for securities sold	13,347,224
Unrealized appreciation on swap contracts	1,200,295
Interest receivable	1,120,080
Receivable for Fund shares sold	182,475
Prepaid expenses and other assets	52,225
TOTAL ASSETS	284,331,067

LIABILITIES
Payable for Fund shares repurchased	603,785
Investment advisory fees payable	311,577
Payable for investments purchased	297,425
Fees payable to other affiliates	34,845
Distribution (12b-1) fees payable	22,398
Accrued expenses and other liabilities	169,184
TOTAL LIABILITIES	1,439,214
NET ASSETS	$282,891,853

Composition of Net Assets:
Paid in capital	$276,127,056
Accumulated undistributed net investment income	1,171,879
Accumulated net realized loss from investments	(5,871,406)
Net unrealized appreciation of investments and swaps	11,464,324
NET ASSETS	$282,891,853

Net Asset Value Per Share:
Class A Shares:
Net Assets	$30,795,450
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,870,922
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.73
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$11.38
Class C Shares (d):
Net Assets	$7,273,749
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	683,988
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.63
Class I Shares:
Net Assets	$201,388,443
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	18,742,499
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.75
Class N Shares:
Net Assets	$43,434,211
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,052,684
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.72

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the offering price is reduced.

(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.

See accompanying consolidated notes to financial statements.

21

Altegris Futures Evolution Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest (net of foreign withholding tax of $8,907)	$8,359,998

EXPENSES
Advisor fees	4,204,846
Distribution (12b-1) fees:
Class A	127,542
Class C	63,218
Class N	115,941
Administrative services fees	249,749
Non 12b-1 shareholder servicing fees	143,959
Professional fees	108,694
Transfer agent fees	106,540
Printing and postage expenses	93,508
Registration fees	65,017
Custodian fees	43,939
Compliance officer fees	35,695
Accounting services fees	34,783
Insurance expense	16,857
Trustees fees and expenses	14,480
Other expenses	2,302
TOTAL EXPENSES	5,427,070
Less: Fees waived by the Advisor	(386,313)
NET EXPENSES	5,040,757

NET INVESTMENT INCOME	3,319,241

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investments	10,702,066
Swaps	16,625,238
Net Realized Gain	27,327,304

Net change in unrealized appreciation (depreciation) on:
Investments	12,706,987
Swaps	2,440,412
Net Change in Appreciation (Depreciation)	15,147,399

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	42,474,703

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,793,944

See accompanying consolidated notes to financial statements.

22

Altegris Futures Evolution Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 31, 2014	September 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,319,241	$23,291
Net realized gain (loss) on investments and swaps	27,327,304	(10,596,613)
Net change in unrealized appreciation (depreciation) on investments and swaps	15,147,399	(9,088,632)
Net increase (decrease) in net assets resulting from operations	45,793,944	(19,661,954)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(849,456)	(179,393)
Class C	(56,163)	(615)
Class I	(3,153,419)	(517,540)
Class N	(729,199)	(174,540)
From net realized gains
Class A	—	(134,326)
Class C	—	(7,612)
Class I	—	(213,038)
Class N	—	(168,408)
Total distributions to shareholders	(4,788,237)	(1,395,472)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	12,132,056	62,038,995
Class C	2,187,759	6,306,420
Class I	94,895,557	125,324,931
Class N	15,325,445	20,999,568
Net asset value of shares issued in reinvestment of distributions:
Class A	780,871	253,710
Class C	52,443	7,738
Class I	2,874,580	651,523
Class N	331,333	280,555
Redemption fee proceeds:
Class A	3,479	8,581
Class C	397	391
Class I	10,582	13,687
Class N	2,925	8,928
Payments for shares redeemed:
Class A	(63,078,501)	(47,435,558)
Class C	(2,815,340)	(1,369,654)
Class I	(84,416,353)	(48,506,915)
Class N	(35,744,185)	(49,419,300)
Net increase (decrease) from shares of beneficial interest transactions	(57,456,952)	69,163,600

NET INCREASE (DECREASE) IN NET ASSETS	(16,451,245)	48,106,174

NET ASSETS
Beginning of Year	299,343,098	251,236,924
End of Year *	$282,891,853	$299,343,098
* Includes accumulated net investment income (loss) of:	$1,171,879	$1,049,594

See accompanying consolidated notes to financial statements.

23

Altegris Futures Evolution Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 31, 2014	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	1,223,635	6,306,642
Shares Reinvested	80,724	26,545
Shares Redeemed	(6,395,795)	(4,927,705)
Net increase (decrease) in shares of beneficial interest outstanding	(5,091,436)	1,405,482

Class C:
Shares Sold	217,895	631,134
Shares Reinvested	5,469	801
Shares Redeemed	(294,206)	(144,697)
Net increase (decrease) in shares of beneficial interest outstanding	(70,842)	487,238

Class I:
Shares Sold	9,516,930	12,819,629
Shares Reinvested	292,130	68,348
Shares Redeemed	(8,538,285)	(5,050,932)
Net increase in shares of beneficial interest outstanding	1,270,775	7,837,045

Class N:
Shares Sold	1,564,367	2,147,528
Shares Reinvested	33,789	29,054
Shares Redeemed	(3,678,580)	(5,084,200)
Net decrease in shares of beneficial interest outstanding	(2,080,424)	(2,907,618)

See accompanying consolidated notes to financial statements.

24

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	Year Ended	Year Ended		Period Ended
	September 30, 2014	September 30, 2013		September 30, 2012 (1)
Net asset value, beginning of period	$9.25	$9.85		$10.00
Income (loss) from investment operations:
Net investment income (loss) (2)	0.10	(0.01)		(0.10)
Net realized and unrealized gain (loss) on investments	1.53	(0.55)		—
Total from investment operations	1.63	(0.56)		(0.10)

Less distributions from:
Net investment income	(0.15)	(0.02)		(0.05	) (4)
Net realized gains	—	(0.02)		—
Total distributions	(0.15)	(0.04)		(0.05)

Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of period	$10.73	$9.25		$9.85
Total return (4)	17.79%	(5.68	)% (6)	(1.04	)% (5,6)
Net assets, at end of period (000s)	$30,795	$73,686		$64,613

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.04%	(0.08)		(1.13	)% (8)

Portfolio Turnover Rate	97%	82%		99	% (5)

(1)	The Fund commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	2.08%	2.29%	2.41	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	2.23%	2.25	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.04%	0.06%	0.36	% (8)

See accompanying consolidated notes to financial statements.

25

Altegris Futures Evolution Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	Year Ended	Year Ended		Period Ended
	September 30, 2014	September 30, 2013		September 30, 2012 (1)
Net asset value, beginning of period	$9.18	$9.83		$10.13

Income (loss) from investment operations:
Net investment income (loss) (2)	0.03	(0.08)		(0.12)
Net realized and unrealized gain (loss) on investments	1.50	(0.55)		(0.18)
Total from investment operations	1.53	(0.63)		(0.30)

Less distributions from:
Net investment income	(0.08)	0.00	(3)	0.00	(3)
Net realized gains	—	(0.02)		—
Total distributions	(0.08)	(0.02)		0.00

Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of period	$10.63	$9.18		$9.83
Total return (4,5)	16.82%	(6.42	)% (6)	(2.93	)% (5,6)
Net assets, at end of period (000s)	$7,274	$6,932		$2,630

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.83%	3.20%		4.63	% (8)
Ratio of net expenses to average net assets (10)	2.69%	3.13%		4.47	% (8)
Ratio of net investment income to average net assets (11)	0.29%	(0.83)%		(1.95	)% (8)

Portfolio Turnover Rate	97%	82%		99	% (5)

(1)	Class C Shares commenced operations on February 16, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	2.83%	3.04%	3.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	2.69%	2.98%	3.00	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	0.29%	(0.69)%	(0.48	)% (8)

See accompanying consolidated notes to financial statements.

26

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Year Ended		Year Ended		Period Ended
	September 30, 2014		September 30, 2013		September 30, 2012 (1)
Net asset value, beginning of period	$9.27		$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.13		0.02		(0.07)
Net realized and unrealized gain (loss) on investments	1.53		(0.55)		(0.01)
Total from investment operations	1.66		(0.53)		(0.08)

Less distributions from:
Net investment income	(0.18)		(0.04)		(0.06)
Net realized gains	—		(0.02)		—
Total distributions	(0.18)		(0.06)		(0.06)

Redemption fees collected (3)	0.00		0.00		0.00
Net asset value, end of period	$10.75		$9.27		$9.86
Total return (4)	18.07	% (6)	(5.44	)% (6)	(0.77	)% (5,6)
Net assets, at end of period (000s)	$201,388		$162,008		$94,992

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.83%		2.20%		3.63	% (8)
Ratio of net expenses to average net assets (10)	1.69%		2.13%		3.47	% (8)
Ratio of net investment income to average net assets (11)	1.29%		0.17%		(0.79	)% (8)

Portfolio Turnover Rate	97%		82%		99	% (5)

(1)	The Fund commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.83%	2.04%	2.16	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.69%	1.98%	2.00	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.29%	0.31%	0.68	% (8)

See accompanying consolidated notes to financial statements.

27

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N

	Year Ended	Year Ended		Period Ended
	September 30, 2014	September 30, 2013		September 30, 2012 (1)
Net asset value, beginning of period	$9.25	$9.84		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.10	(0.01)		(0.11)
Net realized and unrealized gain (loss) on investments	1.52	(0.54)		—
Total from investment operations	1.62	(0.55)		(0.11)

Less distributions from:
Net investment income	(0.15)	(0.02)		(0.05)
Net realized gains	—	(0.02)		—
Total distributions	(0.15)	(0.04)		(0.05)

Redemption fees collected (3)	0.00	0.00		0.00
Net asset value, end of period	$10.72	$9.25		$9.84
Total return (4)	17.69%	(5.58	)% (6)	(1.15	)% (5,6)
Net assets, at end of period (000s)	$43,434	$56,717		$89,002

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.04%	(0.08)%		(1.22	)% (8)

Portfolio Turnover Rate	97%	82%		99	% (5)

(1)	The Fund commenced operations on October 31, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	2.08%	2.29%	2.41	% (8)

(10)	Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94%	2.23%	2.25	% (8)

(11)	Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.04%	0.06%	0.25	% (8)

See accompanying consolidated notes to financial statements.

28

Altegris Futures Evolution Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2014

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund’s investment objective is to seek long term capital appreciation.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class N shares of the Fund are offered at their NAV without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% to shares redeemed within 18 months of purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AFES Fund Limited (“AFES”), a wholly-owned and controlled subsidiary, in which the Fund may invest up to 25% of its total assets. The Fund consolidates the results of subsidiaries in which the fund holds a controlling economic interest (greater than 50%).

A summary of the Fund’s investment in AFES is as follows:

	Inception Date of AFES	AFES Net Assets at September 30, 2014	% of Fund Net Assets at September 30, 2014
AFES	10/31/2011	$ 66,399,878	23.5%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options and Futures shall be valued at the close price at 4 pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-

29

Altegris Futures Evolution Strategy Fund

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September 30, 2014

term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

AFES invests in the global derivatives markets through the use of unaffiliated trading companies of Futures Evolution Ltd. (“FEL”). FEL is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on September 8, 2011. FEL uses one or “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) either registered or exempt for registration with the U.S. Commodity Futures Trading Commission. Managed Futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

Altegris Advisors, L.L.C. (the “Advisor”) fair values AFES investments daily based on the CTA’s position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisors fair value NAV is back reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at September 30, 2014, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or

30

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at September 30, 2014 are a reflection of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the

31

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Unaffiliated Trading Companies	$—	$16,532,314	$—	$16,532,314
Structured Note	—	18,924,108	—	18,924,108
Bonds and Notes	—	180,906,338	—	180,906,338
Total Investments	$—	$216,362,760	$—	$216,362,760
Derivatives
Swaps	$—	$1,200,295	$—	$1,200,295
Total Assets	$—	$217,563,055	$—	$217,563,055

* Refer to the Consolidated Portfolio of Investments for security classification.

The Fund did not hold any Level 1 or Level 3 securities as of 9/30/2014.

There were no transfers between Levels 1, 2 or 3 during during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on

32

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2014

returns filed for open tax years 2012 and 2013 or expected to be taken in the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AFES is an exempted Cayman investment company. AFES has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AFES is a CFC and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund. Expenses, which are not readily identifiable to the Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $177,077,214 and $208,650,910, respectively. For the year ended September 30, 2014, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $35,543,753 and $40,025,660, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: The risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to

33

Altegris Futures Evolution Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arise.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2014:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Total Return Swaps	Unrealized appreciation on Swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2014:

Assets Derivative Investment Value

Swaps
Total Return Swaps	$1,200,295

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Total Return Swaps	Net realized gain from Swaps
Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

		Total for the Year
		Ended September 30,
Derivative Investment type	Equity Risk	2014
Total Return Swaps	$16,625,238	$16,625,238

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations

		Total for the Year
		Ended September
	Equity Risk	30, 2014
Total Return Swaps	$2,440,412	$2,440,412
34

Altegris Futures Evolution Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. During the year ended September 30, 2014, the Fund was not subject to any master netting arrangements.

5.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor. The Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P. who serves as the Fund’s sub-advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund. During the year ended September 30, 2014, the Advisor received $4,204,846 in advisory fees.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads, interest, brokerage fees and commissions, swap and structured note fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, short selling expenses, expenses incurred in connection with any merger or reorganization, indirect expenses or extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively (the “expense limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor. During the year ended September 30, 2014, the advisor waived $386,313 under the waiver agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire September 30 of the following years:

2015	$198,844
2016	$197,198
2017	$386,313
$782,355

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net

35

Altegris Futures Evolution Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

assets attributable to Class A, Class C and Class N shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2014, pursuant to the Plans, Class A, Class C and Class N shares paid $127,542, $63,218 and $115,941, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2014, the Distributor received $63,446 and $21,189 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $9,500, and $1,081 was retained by the principal underwriter or other affiliated broker-dealers.

The administration of FEL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with FEL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of FEL prior to subscriptions issued, and before any management fees accrued.

The Fund is part of a series of Altegris Mutual Funds (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the Family pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended September 30, 2014, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $3,479, $397 $10,582 and $2,925, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$4,788,237	$1,395,472
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$4,788,237	$1,395,472
36

Altegris Futures Evolution Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2014

As of September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October		Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Other Book/	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Tax Differences	(Depreciation)	Earnings/(Deficits)
$32,816,934	$—	$(3,746,052)	$(1,976,409)	$—	$(20,329,676)	$6,764,797

The differences between book basis and tax basis unrealized appreciation, net accumulated realized loss and accumulated net investment loss are primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies and the subpart F income from the Fund’s holdings in AFES Fund Limited.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such short term capital losses of $1,976,409.

At September 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,456,959	$289,093	$3,746,052

Permanent book and tax differences, primarily attributable to book/tax treatment of paydown, and adjustments for the CFC, resulted in reclassification for the period ended September 30, 2014 as follows:

In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$27,690,456	$1,591,281	$(29,281,737)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

37

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5500 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of the Altegris Futures Evolution Strategy Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Altegris Futures Evolution Strategy Fund at September 30, 2014, the consolidated results of its operations for the year then ended the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

November 26, 2014

38

Altegris Futures Evolution Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning April 1, 2014 and ending September 30, 2014.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Futures Evolution Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	4/1/2014	9/30/2014	4/1/14 – 9/30/14
Class A	1.94%	$1,000.00	$1,103.30	$10.23
Class C	2.69%	$1,000.00	$1,098.30	$14.15
Class I	1.69%	$1,000.00	$1,103.60	$8.91
Class N	1.94%	$1,000.00	$1,103.50	$10.23

Table 2
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense	Account Value	Value	Period *
(5% return before expenses)	Ratio	4/1/2014	9/30/2014	4/1/14 – 9/30/14
Class A	1.94%	$1,000.00	$1,015.34	$9.80
Class C	2.69%	$1,000.00	$1,011.58	$13.56
Class I	1.69%	$1,000.00	$1,016.60	$8.54
Class N	1.94%	$1,000.00	$1,015.34	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
39

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

Altegris Futures Evolution Strategy Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”)of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to Altegris Futures Evolution Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience. The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Fund. The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers. A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers. The Trustees noted that Altegris manages a robust marketing and distribution plan for the Fund that includes marketing the Fund to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Fund available for sale on approximately 20 mutual fund “supermarket” platforms. During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue. The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship. The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance. The Trust’s CCO noted that Altegris’ current CCO is also its general counsel. The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO. With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to. The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm. Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to. Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

40

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Performance. The Trustees reviewed the Fund’s performance since its October 30, 2011 inception and noted that it had outperformed its peer group average by a reasonable amount with positive returns of 0.94% as compared to -1.90% for the peer group during the same period. They further noted that the Fund had substantially outperformed the Morningstar Managed Futures Category (-7.02%) since inception and over the last one year with Fund returns of 2.85% versus the Morningstar category returns of -6.87%. They discussed their the difficulties the futures market had experienced during the last year and the contribution that the overall market may have had to the Fund’s overall performance. The Trustees concluded that the Fund’s performance since inception is strong and although it had underperformed its peer group during the last one year, its strong performance since inception is a more important factor because it demonstrates Altegris’ ability to respond to and perform in the market over a longer period of time.

Fees and Expenses. The Trustees noted that Altegris proposed to continue charging an annual advisory fee of 1.75% as compared to the peer group average of 1.56% and Morningstar category average of 1.24%. They considered that although the proposed fee is higher than the averages, it is within the range of fees charged by peer group funds (1.40% - 1.80%) and within the range of fees charged by funds in the Morningstar category (0.59% - 2.99%). The Trustees also referred to their discussions related to the advisory agreement at the August 2011 meeting of the Board and noted the approved breakpoints in place that take the fee to as low as 1.15% at the highest breakpoint. After discussion, the Trustees concluded that the Fund’s advisory fee was acceptable.

Economies of Scale. The Trustees considered whether economies of scale will be reached with respect to the management of the Fund. The Trustees considered the expense limitation agreement in place for the Fund, and the proposed breakpoints included in the Advisory Agreement. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Profitability. The Trustees considered the anticipated profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Trustees noted that Altegris profits related to managing this Fund were in line with Board expectations. They further considered that Altegris continues to waive fees with respect to its management of the Fund because its expense limitation is low, relative to its management fee. They noted Altegris allocates substantial time, resources and working capital to the ongoing operations and management of the Fund, and agreed with the Adviser’s assessment that the net profitability is reasonable because its fees are in line with the fees charged by its peers, and based on the level of commitment and business risk Altegris assumes.

Conclusion. Having requested and received such information from Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Altegris Futures Evolution Strategy Fund.
41

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Altegris Futures Evolution Strategy Fund (Sub-Adviser – DoubleLine Capital LP)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and DoubleLine Capital LP (“DoubleLine”), with respect to the Fund. In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees took into consideration that DoubleLine has over $56 billion in assets under management, and provides investment advisory and sub-advisory services in Fixed Income, Emerging Markets, U.S. Equities, and Multi- Asset Growth, through mutual funds, closed-end funds, separately managed accounts, and pooled vehicles, with the goal of providing a better risk adjusted return. The Trustees reviewed the organization and the background of the key investment personnel noting each has years of experience in portfolio management and a robust corporate infrastructure that has the resources to provide research, trading, client service, marketing, compliance and legal support. They considered DoubleLine has been tasked with executing the Fund’s Core Fixed Income strategy where it utilizes its research to select securities and determine sector weightings in construction of the portfolio for Altegris. The Trustees noted the benefits of DoubleLine’s provision of its proprietary webcasts, weekly macroeconomic color, monthly & quarterly commentary and one off commentary pieces by portfolio managers. With respect to compliance, the Trustees noted that DoubleLine’s compliance department establishes investment guidelines and restrictions along with pre-trade testing and post-trade reviews. The Trustees concluded that DoubleLine has a robust infrastructure with highly experienced personnel along with sufficient resources capable of delivering a high quality level of service to the Fund and shareholders.

Performance. The Trustees reviewed DoubleLine’s performance as sub-adviser to the Fund noting that it outperformed the benchmark on both an annualized basis and since inception, and noted that the performance returns had nearly doubled the returns of its benchmark over the last 1 year. The Trustees remarked that DoubleLine has done a good job overall, performance has been excellent and the portfolio manager’s track record is impressive in the bond sector. The Trustees concluded that DoubleLine has the ability to continue to provide positive returns for the Fund and its shareholders.

Fees and Expenses. The Trustees discussed the fee structure for the sub-advisory agreement and noted the blended nature of the fee with an incremental increase in fees as assets grow. The Trustees noted DoubleLine is currently managing approximately $227 million of the Fund, which earns a fee starting at

42

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

0.25%, with breakpoints that increase the fee on assets up to $750 million, and then breakpoints that decrease the fee on assets above $750 million. Under this structure DoubleLine is, in effect, sharing in the expense cap and costs associated with growing the Fund, and the Trustees considered this as a positive.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. However, they agreed that the breakpoints negotiated by Altegris appeared reasonable.

Profitability. The Trustees considered the anticipated profits to be realized by DoubleLine in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that, based on the information provided by DoubleLine, it is apparent that DoubleLine is giving concessions with respect to profitability relative to the private funds they manage. They further noted that the percentage of profit earned is not the only factor to be considered, and that given the access to the high quality portfolio managers at DoubleLine, its reputation and strong performance, the profits are not unreasonable.

Conclusion. Having requested and received such information from DoubleLine as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Altegris Futures Evolution Strategy Fund.

43

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 - 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004 - 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 - May, 2010); The Z-Seven Fund, Inc. (2007 - May, 2010), Greenwich Advisers Trust (2007 - February 2011), Global Real Estate Fund (2008 - 2011), The World Funds Trust (2010 - 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000 - 2006); Chief Investment Officer (2000 - 2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975 - 2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012 - 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008 - 2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005 - 2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007 - 2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

9/30/14 – NLFT_v1

44

Altegris Future Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

9/30/14 – NLFT_v1

45

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
46

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
47

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C.
1200 Prospect Street, Suite
400 La Jolla, CA 92037

SUB-ADVISOR

Doubleline Capital LP
333 South Grand Ave. Suite 1800
Los Angeles, CA 90071

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $30,000

2013 - $42,000

(b)

Audit-Related Fees

2014 -  None

2013 -  None

(c)

Tax Fees

2014 - $8,000

2013 - $9,725

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

100%

100%

Tax Fees:

100%

100%

All Other Fees:

100%

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $8,000

2013 - $9,725

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/5/14